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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                EXCHANGE ACT OF
                                     1934
                        DATE OF REPORT: March 13, 2001



Hall, Kinion & Associates, Inc.
(Exact name of registrant as specified in its charter)
0-22869
(Commission File Number)
Delaware
(State or other jurisdiction of incorporation or organization)
77-0337705
(I.R.S. Employer Identification No.)

China Basin Landing
185 Berry Street, Suite 4600
San Francisco, CA 94107
(Address of principal executive offices, with zip code)
(888) 712-4254
(Registrant's telephone number, including area code)



Item 5. Other Events

  On March 13, 2001, Hall, Kinion & Associates, Inc., a Delaware corporation (the "Company"), announced preliminary first quarter financial results for the quarter ending March 31, 2001. A copy of the Company's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

  The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, the Company's expected financial performance for the first fiscal quarter and the year 2001 contained in the press release are "forward-looking" rather than "historic." The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's prospectus, dated April 3, 2000, the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 1999 and other filings made with the Securities & Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).


  Exhibits.

    99.1    Press Release dated March 13, 2001



SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    HALL, KINION & ASSOCIATES, INC.

    Date: March 13, 2001

    By:
    /s/ MARTIN KROPELNICKI

    Martin Kropelnicki
    Vice President and Chief Financial Officer



HALL, KINION & ASSOCIATES, INC.

INDEX TO EXHIBITS

   Exhibit Number

   Description



   99.1 Press Release dated March 13, 2001